GE INSTITUTIONAL FUNDS

(For General Electric Retirement Savings Plan)

International Equity Fund

Supplement dated December 1, 2014

To the Statutory Prospectus dated January 28, 2014, as supplemented on February 5, 2014, April 9,

2014, May 1, 2014, July 3, 2014 and July 28, 2014

and

Summary Prospectus dated January 28, 2014, as supplemented on July 28, 2014

Mr. Jonathan L. Passmore retired as portfolio manager for the International Equity Fund on November 30, 2014. Therefore, effective November 30, 2014, the GE Institutional Funds statutory prospectus dated January 28, 2014, as supplemented (the “Prospectus”), and the GE Institutional International Equity Fund summary prospectus dated January 28, 2014, as supplemented (the “Summary Prospectus”), are revised as follows:

International Equity Fund

On page 8 of the Prospectus, and on page 3 of the Summary Prospectus, the sub-section entitled “Portfolio Managers” under the section entitled “Portfolio Management” is deleted in its entirety and replaced with the following:

Portfolio Managers

The primary individual portfolio managers of the Fund are:

Portfolio Manager	Portfolio manager experience in this Fund	Primary title with Investment Adviser
Ralph R. Layman	16 years	Executive Vice President – Chief Investment Officer Emeritus – Public Equities
Michael J. Solecki	16 years	Senior Vice President and Chief Investment Officer – International Equity Investments

On page 28 of the Prospectus, under the sub-section entitled “Portfolio Management Teams” within the section entitled “About the Funds’ Portfolio Managers,” the paragraph entitled “International Equity Fund” is deleted in its entirety and replaced with the following:

The International Equity Fund is managed by a team of portfolio managers that includes Ralph R. Layman and Michael J. Solecki. As lead portfolio manager for the Fund, Mr. Layman oversees the entire team and assigns a portion of the Fund to Mr. Solecki and himself. Each portfolio manager is limited to the management of his portion of the Fund, the size of the portion which Mr. Layman determines on an annual basis. The portfolio managers do not operate independently of each other; rather, the team operates collaboratively, communicating purchases or sales of securities on behalf of the Fund.

On page 29 of the Prospectus, under the sub-section entitled “Portfolio Manager Biographies” within the section entitled “About the Funds’ Portfolio Managers,” the biography of Jonathan L. Passmore is deleted in its entirety.

This Supplement should be retained with your

Summary Prospectus and Prospectus for future reference.